UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number:  811-01236

DWS Market Trust
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)  (Zip code)

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 250-3220

Date of fiscal year end:  8/31

Date of reporting period:  5/31/2013

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of May 31, 2013 (Unaudited)

DWS Select Alternative Allocation Fund
	Shares	Value ($)
Mutual Funds 80.6%
DWS Disciplined Market Neutral Fund "Institutional"* (a)	10,955,583	108,241,164
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	26,207,337	82,028,965
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	5,178,038	56,958,417
DWS Floating Rate Fund "Institutional" (a)	10,919,715	103,737,296
DWS Global Inflation Fund "Institutional" (a)	7,499,501	78,294,786
DWS RREEF Global Infrastructure Fund "Institutional" (a)	7,168,970	91,476,053
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	3,786,192	31,841,877

Total Mutual Funds (Cost $524,243,791)		552,578,558
Exchange-Traded Funds 17.8%
iShares S&P International Preferred Stock Index Fund	252,592	6,506,770
iShares S&P U.S. Preferred Stock Index Fund	763,257	30,766,890
Market Vectors Agribusiness Fund	446,853	23,745,768
PowerShares DB G10 Currency Harvest Fund* (b)	248,633	6,591,261
SPDR Barclays Capital Convertible Securities Fund	400,693	17,550,353
WisdomTree Emerging Markets Local Debt Fund	740,031	37,156,957

Total Exchange-Traded Funds (Cost $119,442,935)		122,317,999
Cash Equivalents 1.5%
Central Cash Management Fund, 0.07% (a) (c) (Cost $10,323,707)	10,323,707	10,323,707

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $654,010,433) †	99.9	685,220,264
Other Assets and Liabilities, Net	0.1	899,698

Net Assets	100.0	686,119,962

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†
The cost for federal income tax purposes was $656,964,069.  At May 31, 2013, net unrealized appreciation for all securities based on tax cost was $28,256,195.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,921,905 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,665,710.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc.
(b)	Affiliated fund managed by DB Commodity Services LLC, a subsidiary of Deutshce Bank AG.
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended May 31, 2013 is as follows:

Affiliate	Value ($) at 8/31/2012	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 05/31/2013
DWS Disciplined Market Neutral Fund	89,269,561	21,830,000	5,835,000	(115)	—	—	108,241,164
DWS Emerging Markets Equity Fund	4,817,285	—	4,760,351	956,305	—	—	—
DWS Enhanced Commodity Strategy Fund	65,725,544	25,742,098	1,570,000	(583,660)	1,577,098	—	82,028,965

DWS Enhanced Emerging Markets Fixed Income Fund	41,951,515	15,537,558	430,000	1,321	1,352,558	—	56,958,417
DWS Floating Rate Fund	79,154,627	27,105,299	4,295,000	(24,339)	3,490,299	—	103,737,296
DWS Global Inflation Fund	62,544,068	24,946,740	3,940,000	(126,462)	229,021	1,207,719	78,294,786
DWS Gold & Precious Metals Fund	—	7,151,733	5,873,638	(1,278,095)	61,733	—	—
DWS RREEF Global Infrastructure Fund	52,655,528	37,729,717	8,125,000	184,811	1,007,875	636,842	91,476,053
DWS RREEF Global Real Estate Securities Fund	29,144,467	10,668,945	9,855,000	393,091	2,068,945	—	31,841,877
Power- Shares DB G10 Currency Harvest Fund	—	6,641,817	—	—	—	—	6,591,261
Central Cash Management Fund	11,062,174	175,007,161	175,745,628	—	6,738	—	10,323,707
Total	436,324,769	352,361,068	220,429,617	(477,143)	9,794,267	1,844,561	569,493,526

(c)	The rate shown is the annualized seven-day yield at period end.

S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$525,578,558	$—	$—	$525,578,558
Exchange-Traded Funds	122,317,999	—	—	122,317,999
Short-Term Investments	10,323,707	—	—	10,323,707
Total	$658,220,264	$—	$—	$658,220,264

There have been no transfers between fair value measurement levels during the period ended May 31, 2013.

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Select Alternative Allocation Fund, a series of DWS Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 19, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 19, 2013